SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

May 5, 2006

(Date of Report)

May 1, 2006

(Date of Earliest Event Reported)

US Wireless Online, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada (State or other jurisdiction of incorporation)	333-61424 Commission File Number	82-0505220 (IRS Employer I.D. No.)

500 West Jefferson Street, Suite 2350

Louisville,  KY  40202

(Address of Principal Executive Offices)

(502) 891-4476

(Registrant's Telephone Number)

Not Applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02

DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Effective May 1, 2006, the following directors who were appointed to the Board in 2005 resigned from the Board of Directors of the Company:

Glenn Hogan

Don Perlyn

Jack Dulworth

David Latham

Jai Bhagat

Effective April 19, 2006, Jack Dulworth resigned from the position of President of the Company.

Effective April 28, 2006, the following director who was appointed to the Board in 2005 resigned from the Board of Directors of the Company:

Larry Townsend

Effective September 6, 2005, the following director relinquished the title of Executive Chairman and continued to serve on the Board until May 1, 2006:

Jai Bhagat

None of the directors or the officer who resigned provided any specific grounds for their resignations.  The Company anticipates filling some but not all of the vacancies within the next two weeks.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibits.

99.1

Resignation of Glenn Hogan

99.2

Resignation of Don Perlyn

99.3

Resignation of Jack Dulworth

99.4

Resignation of David Latham

99.5

Resignation of Jai Bhagat

99.6

Resignation of Larry Townsend

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

US WIRELESS ONLINE, INC.

DATE:  May 5, 2006

By: /s/ Rick Hughes

Rick Hughes

Chief Executive Officer

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